                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): JUNE 13, 2005


                              MORGAN BEAUMONT, INC.
                              ---------------------
               (Exact name of Registrant as specified in charter)


            NEVADA                    000-33389                   65-1071956
            ------                    ---------                   ----------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

                 6015 31ST STREET EAST, BRADENTON, FLORIDA 34203
                 -----------------------------------------------
                    (Address of principal executive offices)


        Registrant's Telephone Number, Including Area Code: 941-753-2875
                                                            ------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8 OTHER EVENTS.

(a) Agreement with Network Management Inc.
    --------------------------------------

Morgan Beaumont, Inc. (the "Company") entered into that certain distribution agreement with Network Management Inc. (NMI) pursuant to which NMI will supply Morgan Beaumont's Stored Value and Debit card products as well as deploy the SIRE Network technology to NMI's sales channel of 6000 retail locations. A copy of this agreement is attached hereto as Exhibit 8.1.1.

(b) Press Release
    -------------

On June 13, 2005, the Company issued a press release announcing this distribution agreement with NMI. A specimen of this press release is attached hereto as Exhibit 8.2.1.

ITEM 9 EXHIBITS.

Exhibits include herein are set forth in the Exhibit Index.


SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


MORGAN BEAUMONT, INC.


/s/ Clifford Wildes
------------------------------
By: Clifford Wildes


CEO, Treasurer and Director

Dated: June 17, 2005

                                  EXHIBIT INDEX


      EXHIBIT NUMBER               DESCRIPTION OF EXHIBIT
      --------------               ----------------------

          8.1.1.     Distribution Agreement with Network Management, Inc.

          8.2.1.     Press release issued on June 13, 2005





                                        3